ANNUAL REPORT

OCTOBER 31, 1999

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

                                                                         ------
                                                                         THE
                                                                         HAVEN
                                                                         FUND
                                                                         ------

(PHOTO)

--------------------------------------------------------------------------------
                                                             LETTER TO INVESTORS
--------------------------------------------------------------------------------
                                                                   December 1999

                                                                           -----
                                                                             THE
                                                                           HAVEN
                                                                            FUND
                                                                           -----

Dear Shareholder:

For the fiscal year ended October 31, 1999 the Fund's total return was +12.3%<F1>. This compares with +25.7% for the Standard & Poor's 500/R Stock Index<F2> and +29.3% for the Lipper Growth Fund Index<F3>. Extended performance data can be found on pages 4 and 5. Calendar 1999 has been somewhat of a break in the pattern of exceptional gains of the past four years. While most indices were up in the first nine months, more stocks were down for the year than up. Through the first three calendar quarters the S&P 500/R Index was +5.4% and the Fund was +5.1%.

Our energy holdings continued to retard our performance in the first, second and fourth fiscal quarters, while our emphasis on value investing continued out of favor in all fiscal quarters except the third. We believe that what are literally "the powers that be," which is to say the controlling members of OPEC, intend to keep the price of crude oil in the range of $20-25 per barrel for the foreseeable future. We also believe that the current price of North American natural gas of about $2.50 per million BTU's is more likely to rise than fall. These are favorable conditions for energy producers, but the stock market remains skeptical. More immediately positive, EMC Corp., the world's largest independent supplier of computer memories and the Fund's largest holding, has benefited from the explosion of the Internet because ".com" companies require huge computer memory banks. Unlike most ".coms," EMC is very profitable<F4>.

As we did last year, we are including a table of mutual fund performance by category. It illustrates clearly how much out of favor value investing has been despite its long history of delivering good performance. Earlier in the year, at the height of the Internet mania, Paul Volker, the former chairman of the Federal Reserve Board, was quoted as saying, "The fate of the world economy is now totally dependent on the stock market, whose growth is dependent on about 50 stocks, half of which have never reported any earnings." While Mr. Volker was exaggerating for emphasis, there was more than a little truth in his comment. That was a situation which could not continue, but it still has yet to unwind. When it does, we believe that investing for value will again come into its own.

                                               THE HAVEN FUND |  ANNUAL REPORT |

DOMESTIC GENERAL STOCK FUNDS<F5>

WEEKLY PERFORMANCE FOR THE WEEK ENDED FRIDAY, OCTOBER 29, 1999


                                AVERAGE       YEAR-TO-DATE RETURNS            1-YEAR RETURNS                3-MONTH RETURNS
                                ONE-WEEK    TOP                 BTM.      TOP                 BTM.      TOP                  BTM.
ABV.    FUND TYPE        NO.     RETURN     QTR.     MEDIAN     QTR.      QTR.     MEDIAN     QTR.      QTR.     MEDIAN      QTR.
------------------------------------------------------------------------------------------------------------------------------------
LG     Large Growth      393      +5.2%    +20.8%    +15.1%    +10.9%    +45.9%    +37.4%    +31.5%     +7.3%     +4.8%     +3.0%
------------------------------------------------------------------------------------------------------------------------------------
MG     Mid-Cap Growth    201      +5.1     +32.3     +19.9      +9.9     +62.1     +45.6     +34.5     +13.6      +8.2      +3.3
------------------------------------------------------------------------------------------------------------------------------------
SG     Small Growth      220      +4.1     +37.2     +18.3      +4.9     +66.9     +44.0     +25.3     +15.5      +6.6      +1.1
------------------------------------------------------------------------------------------------------------------------------------
LB     Large Blend       596      +4.4     +12.3     +10.5      +7.1     +28.4     +25.6     +20.3      +2.3      +1.6      -0.1
------------------------------------------------------------------------------------------------------------------------------------
MB     Mid-Cap Blend     120      +3.8      +9.8      +1.8      -4.0     +26.6     +15.0      +9.1      +0.2      -1.6      -5.0
------------------------------------------------------------------------------------------------------------------------------------
SB     Small Blend       113      +2.5      +9.2      +1.1      -5.3     +23.8     +14.6      +7.0      -1.4      -3.6      -6.8
------------------------------------------------------------------------------------------------------------------------------------
LV     Large Value       357      +4.2      +8.3      +4.2      +0.5     +19.6     +14.0      +9.2      -1.6      -3.5      -5.4
------------------------------------------------------------------------------------------------------------------------------------
MV     Mid-Cap Value     124      +3.5      +8.3      +2.9      -1.3     +15.8     +10.3      +5.6      -3.2      -5.8      -8.1
------------------------------------------------------------------------------------------------------------------------------------
SV     Small Value       113      +1.7      +1.2      -4.4      -7.7     +10.7      +4.1      -0.1      -4.8      -7.9      -9.9
------------------------------------------------------------------------------------------------------------------------------------
DH     Domestic Hybrid   413      +2.8      +6.3      +4.5      +1.8     +15.8     +12.2      +7.4      +1.7      +0.6      -1.3
====================================================================================================================================
TOTAL                   2650      +4.0     +13.6      +8.2      +2.6     +33.5     +21.6     +11.8      +3.7      +0.9      -2.8
====================================================================================================================================


The figures shown represent the average total returns in each fund category for the periods shown ended on October 31, 1999. Return figures assume reinvestment of all dividends.

Morningstar, Inc. classifies The Haven Fund as a "mid-cap blend" fund. While the Fund slipped into the third quartile for the 12 months ended October 31, 1999, it was in the first or second quartile from February through October 1999 and in the third quartile for January 1999. The Fund was in the second quartile for the ten-month period ended October 1999.

The Fund's five best-performing stocks last year were Circuit City Stores, the electronic, appliance and automobile retailer, which recovered from a depressed price last year. EMC Corp., which is a repeat performer for us. Amdocs, Ltd., an Israeli company that is a leading provider of "CC&B" (customer care and billing) systems to telecommunications companies. Avery Dennison, who make a multitude of tags, labels and sundry stationery products. And Stryker Corp., one of the world's leading producers of orthopedic implants<F6>.

The five worst performers were Borders Group, retailer of books and records, whose stock continues to suffer from the perception that the retailing of books will mostly move into e-commerce. The evidence to date does not support this perception and we do not think it will. Owens Corning and Armstrong World Industries, domestic producers primarily of building materials, are financially solid, their earnings progress is satisfactory and we believe the stocks represent sound value. Owens Corning sells for approximately five times estimated earnings for the year 2000, which is less than one-quarter of the price-earnings multiple of the S&P 500/R Index, and

| ANNUAL REPORT | THE HAVEN FUND

no one seems to care. Ocean Energy, which in the twelve months went from $12 to $4 to $12 and then to $8, is a vivid example of current stock market volatility. No other independent exploration and production energy company has as many large and promising projects in its near-term future, but the whole energy sector is currently out of favor in the stock market. Elan plc, a medium-sized Irish pharmaceutical company is developing several promising new drugs<F6>.

We thank you for your continued support.

Sincerely,


/s/ Colin C. Ferenbach

Colin C. Ferenbach
President

<F1> Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

<F2> The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F3> The Lipper Growth Fund Index includes the 30 largest funds, which by prospectus or portfolio practice, normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Effective September 16, 1999 Lipper reclassified The Haven Fund as Multi-Cap Core. Lipper defines Multi-Cap Core funds as stock funds investing in companies of various sizes, with wide latitude in the type of shares they buy. On average, the price-to-earnings and price-to-book ratios match those of the average U.S. diversified multi-cap fund. It was formerly classified as Growth. Lipper defines Growth funds as a fund that normally invests in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

<F4> As of October 31, 1999, EMC Corp. comprised 9.1% of the Fund.

<F5> Source: Morningstar Principia, November 1999 release. Fund Category
     Classification Definitions Funds with a combined relative price/earnings and price/book figure less than 1.75 are considered to be value funds. Portfolios with combined ratios equal or greater than 1.75 but less than or equal to 2.25 are considered to be blend funds (by definition, the S&P 500/R Index scores 2.00) and any funds with a sum greater than 2.25 are classified as growth funds. "Small" refers to companies with less than $1.5 billion in market capitalization. "Mid-cap" refers to companies with market capitalizations between $1.5 billion and $9.1 billion and "large" refers to companies with market capitalizations over $9.1 billion.

<F6> As of October 31, 1999, Circuit City Stores comprised 1.8% of the Fund;
     Amdocs, Ltd. comprised 2.7% of the Fund; Avery Dennison comprised 2.2% of the Fund; Stryker Corp. comprised 3.4% of the Fund; Borders Group comprised 1.8% of the Fund; Owens Corning comprised 1.1% of the Fund; Armstrong World Industries comprised 1.3% of the Fund; Ocean Energy comprised 1.8% of the Fund; and Elan plc comprised 2.4% of the Fund.

                                              THE HAVEN FUND |  ANNUAL REPORT |

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.


--------------------------------------------------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP


              S&P 500        Lipper          Haven         Wilshire
               Index         Growth          Fund           4500
              -------        ------         ------         ------
 6/27/84      10,000         10,000         10,000         10,000
10/31/84      11,007         10,650         10,707         10,808
10/31/85      13,119         12,609         13,463         13,019
10/31/86      17,460         16,302         16,856         16,505
10/31/87      18,585         16,440         15,972         15,301
10/31/88      21,348         18,947         18,552         18,478
10/31/89      26,959         23,733         21,485         22,696
10/31/90      24,969         20,688         20,000         17,935
10/31/91      33,289         29,264         27,069         27,058
10/31/92      36,601         31,546         30,495         29,520
10/31/93      42,069         37,534         35,619         36,871
10/31/94      43,698         38,299         37,631         36,934
10/31/95      55,251         47,484         42,768         45,340
10/31/96      68,522         55,508         54,853         53,333
10/31/97      90,525         71,284         68,512         68,789
10/31/98     110,432         78,041         68,703         66,471
10/31/99     138,812        100,908         77,152         84,086
--------------------------------------------------------------------------------

| ANNUAL REPORT | THE HAVEN FUND



--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN OF THE FUND
                                FOR THE PERIODS
--------------------------------------------------------------------------------
                             One Year          Five Year     Since Inception<F1>
                         9/30/99 10/31/99  9/30/99  10/31/99   9/30/99 10/31/99
--------------------------------------------------------------------------------
 The Haven Fund           22.0%    12.3%     15.5%    15.4%     15.9%    15.7%
--------------------------------------------------------------------------------
 S&P 500/R Stock Index    27.8%    25.7%     25.0%    26.0%     24.8%    25.8%
--------------------------------------------------------------------------------
 Lipper Growth Fund Index 30.3%    29.3%     21.4%    22.4%     21.2%    22.2%
--------------------------------------------------------------------------------
 Wilshire 4500 Index      27.2%    26.5%     16.8%    17.9%     16.7%    17.5%
--------------------------------------------------------------------------------
<F1>June 23, 1994
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN OF THE FUND AND PARTNERSHIP
                                FOR THE PERIODS
--------------------------------------------------------------------------------


                                    One Year            Five Year             Ten Year       Since Inception<F2>
                              9/30/99    10/31/99   9/30/99  10/31/99    9/30/99  10/31/99    9/30/99  10/31/99
-----------------------------------------------------------------------------------------------------------------
 The Haven Fund                  22.0%     12.3%      15.5%     15.4%      13.2%     13.6%     14.2%     14.2%
 S&P 500/R Stock Index           27.8%     25.7%      25.0%     26.0%      16.8%     17.8%     18.3%     18.7%
 Lipper Growth Fund Index        30.3%     29.3%      21.4%     22.4%      15.0%     16.0%     16.2%     16.6%
 Wilshire 4500 Index             27.2%     26.5%      16.8%     17.9%      12.9%     14.0%     14.5%     14.8%
-----------------------------------------------------------------------------------------------------------------
<F2>June 27, 1984
-----------------------------------------------------------------------------------------------------------------

Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 1,197 funds in the Lipper Growth Fund category as of April 30, 1999. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500.

A direct investment in either the S&P 500 Stock Index, the Lipper Growth Fund Index or the Wilshire 4500 Index is not possible.

Sunstone Distribution Services, LLC, Distributor

                                             THE HAVEN FUND |  ANNUAL REPORT |

--------------------------------------------------------------------------------
TOP TEN STOCK HOLDINGS
--------------------------------------------------------------------------------

                    ---------------------------------------
                               37.6% of the Fund
                    ---------------------------------------
                    EMC Corp.                          9.1%
                    ---------------------------------------
                    Molex, Inc.                        3.8%
                    ---------------------------------------
                    Johnson & Johnson                  3.6%
                    ---------------------------------------
                    Stryker Corp.                      3.4%
                    ---------------------------------------
                    Kimberly-Clark Corp.               3.1%
                    ---------------------------------------
                    Royal Dutch Petroleum Co.          3.0%
                    ---------------------------------------
                    Masco Corp.                        3.0%
                    ---------------------------------------
                    Diebold, Inc.                      2.9%
                    ---------------------------------------
                    Burlington Resources, Inc.         2.9%
                    ---------------------------------------
                    Commerce Bancorp, Inc.             2.8%
                    ---------------------------------------
                    TOTAL                             37.6%
                    ---------------------------------------

--------------------------------------------------------------------------------
PERCENT OF TOTAL EQUITIES
--------------------------------------------------------------------------------

BY COUNTRY
(Unaudited)

---------------------
United States  81.8%
France          6.1%
Netherlands     5.9%
Ireland         3.1%
Israel          3.1%
---------------------

                                                | ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

October 31, 1999

  Number
of Shares                                                               Value
--------------------------------------------------------------------------------
               COMMON STOCKS 86.94%

               AUTO PARTS 2.49%
      5,000    Valeo SA - (FR)                                      $  358,933
     20,000    Valeo SA - ADR (FR)                                   1,435,734
                                                                   -----------
                                                                     1,794,667
                                                                   -----------

               BANKS 7.02%
     35,000    Bank One Corp.                                        1,314,688
     45,125    Commerce Bancorp, Inc.                                2,022,164
     20,000    Wachovia Corp.                                        1,725,000
                                                                   -----------
                                                                     5,061,852
                                                                   -----------

               BUILDING & HOUSING 2.44%
     25,000    Armstrong World Industries, Inc.                        934,375
     40,000    Owens Corning                                           820,000
                                                                   -----------
                                                                     1,754,375
                                                                   -----------

               CHEMICALS 3.73%
     20,000    du Pont (E.I.) de Nemours & Co.                       1,288,750
     30,000    Praxair, Inc.                                         1,402,500
                                                                   -----------
                                                                     2,691,250
                                                                   -----------

               CONSUMER NON-DURABLES 3.07%
     35,000    Kimberly-Clark Corp.                                  2,209,375
                                                                   -----------

               DRUG & HOSPITAL SUPPLIES 10.02%
     75,000    Elan Corp. plc - ADR (IRL)<F2>                        1,931,250
     25,000    Johnson & Johnson                                     2,618,750
     40,000    Stryker Corp.                                         2,470,000
     20,000    VaxGen, Inc.<F1>                                        198,812
                                                                   -----------
                                                                     7,218,812
                                                                   -----------

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

October 31, 1999

  Number
of Shares                                                               Value
--------------------------------------------------------------------------------
               COMMON STOCKS 86.94% (cont'd.)

               ELECTRICAL EQUIPMENT 1.76%
     30,000    Grainger (W.W.), Inc.                               $ 1,271,250
                                                                   -----------

               FURNISHINGS & APPLIANCES 4.81%
     60,000    Leggett & Platt, Inc.                                 1,331,250
     70,000    Masco Corp.                                           2,135,000
                                                                   -----------
                                                                     3,466,250
                                                                   -----------

               INFORMATION TECHNOLOGY 17.57%
     90,000    EMC Corp.<F2>                                         6,570,000
     25,000    Hewlett-Packard Co.                                   1,851,562
     75,000    Molex, Inc.                                           2,737,500
     75,000    Novell, Inc.<F2>                                      1,504,688
                                                                   -----------
                                                                    12,663,750
                                                                   -----------

               MACHINERY 2.07%
     35,000    Dover Corp.                                           1,489,688
                                                                   -----------

               MISCELLANEOUS INDUSTRIALS 5.08%
     25,000    Avery Dennison Corp.                                  1,562,500
     80,000    Diebold, Inc.                                         2,100,000
                                                                   -----------
                                                                     3,662,500
                                                                   -----------

               OIL - DOMESTIC 4.22%
     60,000    Burlington Resources, Inc.                            2,092,500
     35,000    Conoco, Inc.                                            949,375
                                                                   -----------
                                                                     3,041,875
                                                                   -----------

               OIL - INTERNATIONAL 7.56%
    140,000    Ocean Energy, Inc.<F2>                                1,286,250
     36,000    Royal Dutch Petroleum Co. - (NETH)                    2,157,750
     30,000    Total SA - ADR (FR)                                   2,000,625
                                                                   -----------
                                                                     5,444,625
                                                                   -----------

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

October 31, 1999

  Number
of Shares                                                               Value
--------------------------------------------------------------------------------
               COMMON STOCKS 86.94% (cont'd.)

               OIL WELL EQUIPMENT & SERVICES 2.10%
     25,000    Schlumberger, Ltd.                                  $ 1,514,062
                                                                   -----------

               REAL ESTATE INVESTMENT TRUSTS 2.41%
     60,000    General Growth Properties, Inc.                       1,736,250
                                                                   -----------

               RETAILING 3.58%
    100,000    Borders Group, Inc.<F2>                               1,300,000
     30,000    Circuit City Stores - Circuit City Group              1,280,625
                                                                   -----------
                                                                     2,580,625
                                                                   -----------

               RUBBER & PLASTIC 0.72%
     15,000    Newell Rubbermaid, Inc.                                 519,375
                                                                   -----------

               TELECOMMUNICATIONS 4.13%
     70,000    Amdocs Ltd. - (ISR)<F2>                               1,946,875
     80,000    Andrew Corp.<F2>                                      1,030,000
                                                                   -----------
                                                                     2,976,875
                                                                   -----------

               TRANSPORTATION 2.16%
     60,865    TNT Post Group NV - ADR (NETH)                        1,559,666
                                                                   -----------

               Total Common Stocks
               (cost $39,119,738)                                   62,657,122
                                                                   -----------

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF NET ASSETS (CONT'D.)
--------------------------------------------------------------------------------

October 31, 1999

Par (000)/Shares                                                        Value
--------------------------------------------------------------------------------
               COMMERCIAL PAPER 11.10%
     $2,500    American Express Credit Corp., 5.25%, 11/3/99      $  2,499,271
      2,500    Ford Motor Credit Co., 5.22%, 11/4/99                 2,498,912
      3,000    General Electric Credit Corp., 5.20%, 11/2/99         2,999,567
                                                                   -----------
               (cost $7,997,750)                                     7,997,750
                                                                   -----------

               SHORT-TERM INVESTMENT 0.93%
    668,326    Temporary Investment Fund
               (cost $668,326)                                         668,326
                                                                   -----------

               TOTAL INVESTMENTS 98.97%
               (cost $47,785,814<F3>)                              $71,323,198
                                                                   -----------

Other Assets in Excess of Liabilities 1.03%                            745,031
                                                                   -----------

Net Assets applicable to 4,998,542 Shares of Common
Stock issued and outstanding 100.00%                               $72,068,229
                                                                   ===========

Net Asset Value, offering and redemption price
per share ($72,068,229 / 4,998,542)                                     $14.42
                                                                        ======

The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
               Gross appreciation                                  $25,079,154
               Gross depreciation                                  (1,541,770)
                                                               ---------------
               Net appreciation                                $23,537,384<F3>
                                                               ===============

       <F1>    Fair valued by the Board of Trustees.
       <F2>    Non-income producing securities.
       <F3>    Also cost for federal income tax purposes.
        ADR    American Depositary Receipt

               COUNTRY ABBREVIATIONS
               (FR) - France                    (ISR) - Israel
               (IRL) - Ireland                  (NETH) - Netherlands

                       See Notes to Financial Statements.

                                                THE HAVEN FUND | ANNUAL REPORT |

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                             For the Year Ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $24,938)               $  901,052
Interest                                                              270,627
------------------------------------------------------------------------------
     Total Investment Income                                        1,171,679
------------------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                              458,464
Distribution fees                                                     150,296
Administration and accounting fees                                    100,000
Legal fees                                                             60,176
Transfer agent fees                                                    45,102
Amortization of organizational costs                                   32,914
Audit fees                                                             30,745
Trustees' fees and expenses                                            28,000
Custodian fees                                                         26,915
Blue Sky fees                                                          25,291
Printing fees                                                          20,678
Insurance fees                                                         19,091
Miscellaneous expenses                                                 22,748
------------------------------------------------------------------------------
     Total Expenses                                                 1,020,420
------------------------------------------------------------------------------

Net Investment Income                                                 151,259
------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
     Investments                                                    4,150,968
     Foreign currency transactions                                    (9,142)
NET INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                                    4,701,185
     Translation of assets and liabilities in foreign currency          (607)
------------------------------------------------------------------------------
Net realized and unrealized gain from
  investments and foreign currency                                  8,842,404
------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $8,993,663
==============================================================================

                       See Notes to Financial Statements.

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR             YEAR
                                                    ENDED             ENDED
                                                 OCTOBER 31,       OCTOBER 31,
                                                     1999             1998
------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                             $  151,259       $  413,175
Net realized gain on investments and foreign
  currency transactions                            4,141,826        8,045,865
Net change in unrealized appreciation
  (depreciation) on investments and translation
  of other assets and liabilities denominated
  in foreign currencies                            4,700,578      (8,092,076)
------------------------------------------------------------------------------
     Net increase in net assets from operations    8,993,663          366,964
------------------------------------------------------------------------------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                         (259,378)        (448,301)
From net realized gains                          (8,050,675)      (7,848,458)
------------------------------------------------------------------------------
     Total dividends paid to shareholders        (8,310,053)      (8,296,759)
------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                            914,707        2,772,497
Value of shares issued in reinvestment
  of dividends                                     5,984,763        6,023,822
Cost of shares redeemed                         (13,205,150)      (7,944,801)
------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       capital share transactions                (6,305,680)          851,518
------------------------------------------------------------------------------

     Total decrease in net assets                (5,622,070)      (7,078,277)
------------------------------------------------------------------------------

NET ASSETS:
Beginning of year                                 77,690,299       84,768,576
------------------------------------------------------------------------------
End of year                                      $72,068,229      $77,690,299
==============================================================================

                       See Notes to Financial Statements.

| ANNUAL REPORT | THE HAVEN FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                      YEAR     YEAR     YEAR     YEAR     YEAR
                                      ENDED   ENDED    ENDED     ENDED    ENDED
(For a Share Outstanding            OCT. 31, OCT. 31, OCT. 31, OCT. 31, OCT. 31,
Throughout each Period)               1999     1998     1997     1996     1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                     $14.29    $15.83    $14.04     $11.67    $10.65
--------------------------------------------------------------------------------

INCREASE FROM INVESTMENT
  OPERATIONS:
Net investment income             0.03      0.08      0.06       0.08      0.12
Net realized and unrealized
  gains (losses) on investments
  and foreign currency
  transactions                    1.64    (0.02)      3.13       3.07      1.28
--------------------------------------------------------------------------------
     Total from investment
       operations                 1.67      0.06      3.19       3.15      1.40

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
  From net investment income    (0.05)    (0.08)    (0.05)     (0.08)    (0.15)
  From net realized gains       (1.49)    (1.52)    (1.35)     (0.70)    (0.23)
--------------------------------------------------------------------------------
     Total distributions
       to shareholders          (1.54)    (1.60)    (1.40)     (0.78)    (0.38)

NET ASSET VALUE, END OF PERIOD  $14.42    $14.29    $15.83     $14.04    $11.67
================================================================================

TOTAL RETURN                    12.29%     0.29%    24.90%     28.25%    13.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in 000s)                    $72,068   $77,690   $84,769    $67,096   $55,579
Ratios of expenses to average
  net assets                     1.34%     1.26%     1.33%      1.59% 1.53%<F1>
Ratios of net investment income
  to average net assets          0.20%     0.50%     0.78%      0.58% 1.14%<F1>
Portfolio turnover rate            31%       59%       57%        67%       77%
--------------------------------------------------------------------------------

<F1> Without fee waivers, the ratio of expenses to average daily net assets would have been 1.59% and the ratio of net investment income to average daily net assets would have been 1.08% for the year ended October 31, 1995.

                       See Notes to Financial Statements.

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees. At October 31, 1999, one security representing 0.28% of net assets was fair valued.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts.

|  ANNUAL REPORT  | THE HAVEN FUND

--------------------------------------------------------------------------------
                                         NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1999, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 1999, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

                                                THE HAVEN FUND | ANNUAL REPORT |

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

The Fund also pays Hewes Communications, Inc. a monthly fee of $3,500 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 1999, and 1998, respectively, were as follows:

                                            1999                1998
----------------------------------------------------------------------
Sale of shares                              64,454             188,218
Shares issued to shareholders
  in reinvestment of dividends             439,204             415,829
Shares repurchased                       (942,502)           (522,892)
----------------------------------------------------------------------
Net increase (decrease)                  (438,844)              81,155
Shares outstanding:
  Beginning of year                      5,437,386           5,356,231
----------------------------------------------------------------------
  End of year                            4,998,542           5,437,386
======================================================================

At October 31, 1999, one shareholder held approximately 16% of the outstanding shares of the Fund.

|  ANNUAL REPORT  | THE HAVEN FUND

--------------------------------------------------------------------------------
                                         NOTES TO FINANCIAL STATEMENTS (CONT'D.)
--------------------------------------------------------------------------------

6. COMPONENTS OF NET ASSETS

At October 31, 1999, Net Assets consisted of the following:
------------------------------------------------------------------------------
Capital paid-in                                                   $44,392,858
Accumulated net realized gain on investments
   and foreign currency transactions                                4,138,178
Net unrealized appreciation of investments                         23,537,384
Net unrealized depreciation on foreign
   currency transactions                                                (191)
------------------------------------------------------------------------------
                                                                  $72,068,229
==============================================================================

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1999, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $21,475,168 and $38,657,427, respectively.

                                               THE HAVEN FUND |  ANNUAL REPORT |

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of
The Haven Capital Management Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Haven Capital Management Trust (the "Trust") comprised of The Haven Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania 19103
November 30, 1999

| ANNUAL REPORT | THE HAVEN FUND

                     IMPORTANT TAX INFORMATION (UNAUDITED)

The Haven Fund distributed a total capital gain dividend of $1.4863 per share during the fiscal year ending October 31, 1999. All of which was a 20 percent rate gain distribution.

Because the Fund's fiscal year is not the calendar year, capital gain dividend distribution amounts to be used by calendar year taxpayers on their Federal income tax returns will be reflected on 1099-DIV forms, which will be mailed in January 2000.

                                                THE HAVEN FUND | ANNUAL REPORT |

THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903

---------------------------


---------------------------

FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4081299